SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OF 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



              Date of Report (Date of earliest event reported):
                               November 8, 2000

                            KEYSPAN CORPORATION
             (Exact Name of Registrant as Specified in Charter)


       New York                        1-14161                   11-3431358
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
   of Incorporation)                                        Identification No.)


               175 East Old Country Road, Hicksville N.Y. 11801
               One MetroTech Center, Brooklyn, New York 11201
             (Address of Principal Executive Offices) (Zip Code)


             Registrant's Telephone Number, Including Area Code:
                        (516) 755-6650 (Hicksville)
                        (718) 403-1000 (Brooklyn)

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Item 2.   Acquisition or Disposition of Assets.

     On November 8, 2000, following receipt of final regulatory approval, KeySpan Corporation ("KeySpan") consummated its acquisition of Eastern Enterprises ("Eastern") pursuant to the terms of the previously reported Agreement and Plan of Merger, dated as of November 4, 1999, as amended (the "Merger Agreement"), among KeySpan, ACJ Acquisition LLC, a wholly owned subsidiary of KeySpan ("Merger Sub"), and Eastern. Pursuant to the Merger Agreement, Merger Sub merged with and into Eastern (the "Eastern Merger"), with Eastern surviving the Merger as a wholly-owned subsidiary of KeySpan.

     Each outstanding share of Eastern common stock (other than shares owned by Eastern and those shares with respect to which a shareholder perfected his or her appraisal rights) was converted into the right to receive $64.558 in cash. Effective as of the Merger, KeySpan elected J. Atwood Ives, Eastern's Chairman and Chief Executive Officer, to its Board of Directors.

     In a related transaction, Eastern completed its acquisition of EnergyNorth, Inc. ("EnergyNorth"), pursuant to the terms of the previously reported Agreement and Plan of Reorganization, dated as of July 14, 1999, as amended ("Plan of Reorganization"), among Eastern, EnergyNorth and EE Acquisition Company, a wholly-owned subsidiary of Eastern ("EE"). Pursuant to the Plan of Reorganization, EE merged with and into EnergyNorth (the "EnergyNorth Merger"). In connection with the EnergyNorth Merger, each outstanding share of EnergyNorth common stock (other than shares owned by EnergyNorth, EE or Eastern) was converted into the right to receive $61.4587 in cash for each share of EnergyNorth. The acquisitions are valued at approximately $2.5 billion, including the assumption of debt. To finance the acquisitions, KeySpan issued approximately $1.65 billion of commercial paper, backed by a $1.65 billion credit facility.

     The Merger Agreement and the Plan of Reorganization are incorporated herein by reference to Exhibits 2.1 and 2.2, respectively, and a copy of the press release of KeySpan announcing the effectiveness of both the Eastern Merger and the EnergyNorth Merger is also incorporated herein by reference. The foregoing description of such documents is qualified in their entirety by reference to such exhibits.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     In connection with the merger of Merger Sub with and into Eastern and the merger of EE with and into EnergyNorth, both of which were completed on November 8, 2000, the financial statements and information required by Items 7(a) and (b) of the General Instructions to Form 8-K have been included in the following documents, previously filed with the Securities and Exchange Commission pursuant to the Securities Exchange


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     Act of 1934, as amended, or the Securities Act of 1933, as amended and are hereby incorporated by reference:


     1. Eastern Enterprises' Annual Report on Form 10-K for the year ended December 31, 1999

     2. Preliminary Prospectus Supplement to KeySpan Corporation's Prospectus filed pursuant to Rule 424(b) (Registration No. 333-43768)

     3.   KeySpan Corporation's Current Report on Form 8-K filed on November
          9, 2000

     (c)  Exhibits.

     The exhibits listed below and in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

EXHIBIT NO.         TITLE

2.1 Agreement and Plan of Merger, dated as of November 4, 1999, as amended, by and among KeySpan Corporation, Eastern Enterprises and ACJ Acquisition LLC (filed as Exhibits 2.2 and 2.3 to Eastern Enterprises Annual Report on Form 10-K for the year ended December 31, 1999 and incorporated herein by reference).

2.2 Agreement and Plan of Reorganization, dated as of July 14, 1999, as amended, among Eastern Enterprises, EE Acquisition Company, Inc. and EnergyNorth, Inc. (filed as Exhibits 2.0 and 2.1 to EnergyNorth's Annual Report on Form 10-K for the year ended September 30, 1999 and incorporated herein by reference).

99.1 Press Release dated November 8, 2000, announcing the acquisition by KeySpan Corporation of Eastern Enterprises and EnergyNorth, Inc. (filed as Exhibit 99.1 to KeySpan's Current Report on Form 8-K dated November 9, 2000 and incorporated herein by reference).






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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 21, 2000

                               KEYSPAN CORPORATION


                               By:  /s/ Gerald Luterman
                                    -----------------------------------
                                    Name:  Gerald Luterman
                                    Title: Senior Vice President and Chief
                                             Financial Officer

































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                                 EXHIBIT INDEX


Exhibit        Description
Number
         2.1   Agreement and Plan of Merger, dated as of November 4, 1999, as amended, by and among KeySpan Corporation, Eastern Enterprises and ACJ Acquisition LLC (filed as Exhibits 2.2 and 2.3 to
               Eastern Enterprises Annual Report on Form 10-K for the year ended December 31, 1999 and incorporated herein by reference).

         2.2 Agreement and Plan of Reorganization, dated as of July 14, 1999, as amended, among Eastern Enterprises, EE Acquisition Company, Inc. and EnergyNorth, Inc. (filed as Exhibits 2.0 and 2.1 to EnergyNorth's Annual Report on Form 10-K for the year ended September 30, 1999 and incorporated herein by reference).

        99.1 Press Release dated November 8, 2000, announcing the acquisition by KeySpan Corporation of Eastern Enterprises and EnergyNorth, Inc. (filed as Exhibit 99.1 to KeySpan's Current Report on Form 8-K dated November 9, 2000 and incorporated herein by reference).




























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